CONFORMED COPY

                     AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 22, 1998 among GALILEO INTERNATIONAL, INC. (the "Company"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

        WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of July 23, 1997, amended as of December 12, 1997 and April 28, 1998 (the "Agreement");

        WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

        WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

        SECTION 2. Amendments to Definitions. Section 1.01 is amended as follows:

        (a) The definition of "Termination Date" is amended by replacing the date "July 22, 1998" with the date "July 21, 1999".

        SECTION 3. Each Borrowing and Issuance. The reference to Section 4.04(d) in Section 3.02(e) of the Agreement is changed to Section 4.04(c).

        SECTION 4. Updated Representations. Section 4.04 of the Agreement is amended in its entirety to read as follows:

        (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1997 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick LLP, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

       (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 1998 and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have been delivered to each of the Banks, fairly present in all material respects, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

       (c) Since March 31, 1998 there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

        SECTION 5. Changes in Lenders. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 8,
(i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Agreement shall inure to the benefit of each such Bank with respect to the period during which such Bank was a Bank party to the Agreement.

        SECTION 6. Representations and Warranties. The Company represents and warrants that as of the date hereof and after giving effect hereto:

        (a)    no Default has occurred and is continuing; and

        (b) each representation and warranty of the Company set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

        SECTION 7. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 8. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective on the date that each of the following conditions shall have been satisfied:

              (i) receipt by the Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

             (ii) receipt by the Agent of a duly executed Note of the Company for each of the New Banks (a "New Note"), dated on or before date of effectiveness hereof and otherwise in compliance with Section 2.06 of the Agreement;

            (iii) receipt by the Agent of an opinion of Babetta R. Gray, Senior Vice President and General Counsel of the Company, substantially in the form of Exhibit E to the Agreement with reference to this Amendment and Restatement, the Agreement as amended and restated hereby and the New Notes; and

             (iv) receipt by the Agent of all documents it may reasonably request relating to the existence of the Company, the corporate authority for and the validity of the Agreement as amended and restated hereby, the New Notes and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than August 1, 1998. The Agent shall promptly notify the Company and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                    GALILEO INTERNATIONAL, INC.


                                    By:   /s/ Paul H. Bristow
                                    Title: Senior Vice President & Chief
                                    Financial Officer

                                    Address: 9700 West Higgins Road, Suite 400
                                             Rosemont, IL 60018
                                    Attn: Chief Financial Officer
                                    Facsimile: (847) 518-4201


Commitments

                                    AGENT
$20,000,000                              MORGAN GUARANTY TRUST COMPANY OF NEW
                                         YORK



                                    By:   /s/ Diana Imhof
                                         Title: Vice President

                                    CO-ARRANGERS
$22,750,000                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION



                                    By:   /s/ Nelson D. Albrecht
                                         Title: Vice President

$20,000,000                         BANK OF MONTREAL


                                    By:   /s/ Sheila C. Weimer
                                         Title: Director








                                    CO-AGENTS
$17,666,667                         MIDLAND BANK PLC


                                    By:   /s/ E M Houston
                                         Title: Head of Aerospace


$16,666,667                         THE BANK OF TOKYO-MITSUBISHI,
                                         LTD., CHICAGO BRANCH


                                    By:   /s/ Hajime Watanabe
                                    Title: Deputy General Manager


$16,666,667                         THE SUMITOMO BANK, LIMITED
                                         CHICAGO BRANCH


                                    By:   /s/ Ken-Ichiro Kobayashi
                                    Title: Joint General Manager

$11,333,333                         ABN AMRO BANK N.V.


                                    By:   /s/ John L. Church
                                         Title: Vice President

                                    By:   /s/ Angela Reitz
                                         Title: Vice President


$8,333,333                          BANK AUSTRIA AKTIENGESELLSCHAFT-
                                    NEW YORK BRANCH

                                    By:   /s/ Michael Wiegand
                                    Title: Senior Vice President

                                    By:   /s/ Karen L. Jill
                                    Title: Assistant Vice President

                                    PARTICIPANTS
10,000,000                          CREDIT LYONNAIS
                                    NEW YORK BRANCH



                                    By:   /s/ Philippe Soustra
                                    Title: Senior Vice President


$0                                  ROYAL BANK OF CANADA



                                      By:
                                      Title:

$10,000,000                         SOCIETE GENERALE
                                         CHICAGO BRANCH



                                    By:   /s/ Jose A. Moreno
                                         Title: Director



$10,000,000                         UBS AG,
                                    STAMFORD BRANCH



                                    By:   /s/ James J. Diaz
                                         Title: Executive Director
                                         Loan Portfolio Support, US

                                    By:   /s/ Denise M. Clerkin
                                         Title: Associate Director
                                         Loan Portfolio Support, US



$12,750,000                         THE NORTHERN TRUST COMPANY



                                    By:   /s/ Mark Taylor
                                    Title: Second Vice President


$10,000,000                         THE SANWA BANK, LIMITED,
                                         CHICAGO BRANCH



                                    By:   /s/ Gordon R. Holtby
                                    Title: Vice President & Manager


$8,833,333                          WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE



                                    By:   /s/ Lisa Walker
                                         Title: Vice President



                                    By:   /s/ Elisabeth R. Wilds
                                         Title: Associate


$5,000,000                          THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD.



                                    By:   /s/ Armund J. Schoen, Jr.
                                    Title: Senior Vice President





Total Commitments

$200,000,000